EXHIBIT 10.21


                                WAIVER AGREEMENT

                  This WAIVER AGREEMENT (this "Waiver") dated as of April 25, 2001, is entered into among Storage Technology Corporation, a Delaware corporation (the "Company"), the several financial institutions from time to time party to the Credit Agreement referred to below (individually, a "Bank"; collectively, the "Banks"), and Bank of America, N.A., as swingline bank, letter of credit issuing bank and sole administrative agent for the Banks.

                  WHEREAS, the Company, the Banks and the Agent entered into an Amended and Restated Credit Agreement dated as of January 13, 2000 (the "Credit Agreement"); and

                  WHEREAS, the Company has requested that the Required Banks agree to certain waivers under the Credit Agreement, and the Required Banks have agreed to such request, subject to the terms and conditions of this Waiver;

                  NOW, THEREFORE, the parties hereto agree as follows:

1.       Definitions; References; Interpretation.
         ---------------------------------------

(a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

(b) The rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Waiver.

2. Waiver. The Required Banks hereby waive compliance by the Company with subsection 7.13(b) of the Credit Agreement (captioned "Consolidated Net Income") for the fiscal quarter ended March 30, 2001; provided that Consolidated Net Loss and Consolidated Operating Loss for such fiscal quarter ended March 30, 2001, are not greater than $5,000,000 and $7,000,000, respectively.

3.       Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

(a) After giving effect to the waiver contemplated in Section 2 above, no Default or Event of Default has occurred and is continuing.

(b) The execution, delivery and performance by the Company of this Waiver have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) This Waiver constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms.

(d) All representations and warranties of the Company contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent year and quarter for which financial statements have then been delivered in respect of the representation and warranty made in subsection 6.11(a) of the Credit Agreement and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Company to the Agent and the Banks after the Closing Date and approved by the Agent and the Required Banks).

(e) The Company is entering into this Waiver on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

(f) The Company's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.       Conditions of Effectiveness.
         ---------------------------

(a) The effectiveness of Section 2 of this Waiver shall be subject to the satisfaction of each of the following conditions precedent:

(1) The Agent shall have received from the Company and the Required Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Waiver.

(2) The Agent shall have received all other documents it or any of the Required Banks may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each such Bank.

(3) The representations and warranties in Section 3 of this Waiver shall be true and correct on and as of the date hereof.

(4) The Agent shall have acknowledged a duly executed original counterpart (or, if elected by the Agent, an executed facsimile copy counterpart) of this Waiver signed by the Company and the Required Banks.

(b) The Agent shall have received evidence of payment by the Company of all fees referenced in Section 5 of this Waiver.

(c) For purposes of determining compliance with the conditions specified in this
Section 4, each Bank that has executed this Waiver shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank.

(d) Except as expressly waived pursuant hereto, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

(e) The Agent will notify the Company and the Banks of the effectiveness of this Waiver.

5. Fees. Contingent upon the satisfaction of the conditions precedent set forth in subsections 4(a)(1), (2) and (4) above, the Company shall pay to the Agent for the account of each Bank that returns to the Agent a signed counterpart of this Waiver on or prior to the date hereof a fee equal to 0.10% of the Commitment of such Bank.

6.       Miscellaneous.
         --------------

(a) The Company acknowledges and agrees that the execution and delivery by the Agent and the Required Banks of this Waiver shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

(b) This Waiver shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns.

(c) This Waiver shall be governed by and construed in accordance with the law of the State of California, provided that the Agent and the Banks shall retain all rights arising under Federal law.

(d) This Waiver may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

(e) This Waiver contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Waiver supersedes all prior drafts and communications with respect hereto. This Waiver may not be amended except in accordance with the provisions of Section 11.1 of the Credit Agreement.

(f) If any term or provision of this Waiver shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver, the Credit Agreement or the other Loan Documents.

(g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Waiver.

(h) This Waiver shall constitute a "Loan Document" under and for all purposes of the Credit Agreement and the other Loan Documents.

                              [Signatures follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.



                                    STORAGE TECHNOLOGY CORPORATION


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A., as Agent, as a Bank, as Issuing Bank and as Swingline Bank


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    BANK ONE, NA


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    FLEET NATIONAL BANK


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    KEYBANK NATIONAL ASSOCIATION


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    THE ROYAL BANK OF CANADA


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    THE BANK OF NOVA SCOTIA


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    SUMITOMO MITSUI BANKING CORPORATION


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:  ___________________________________
                                    Name:
                                    Title:


                                    BANK OF MONTREAL


                                    By:  ___________________________________
                                    Name:
                                    Title: